Third Quarter 2018 Financial Summary October 31, 2018

Safe Harbor Notice This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information it posts from time to time on its website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

Q3 2018 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		9/30/2018	6/30/2018
Income Statement	GAAP net income per average common share (1)	$0.29	$0.49
	Core earnings (excluding PAA) per average common share *(1)	$0.30	$0.30
	Core earnings per average common share *(1)	$0.29	$0.30
	PAA cost (benefit) per average common share (2)	$0.01	$–
	Annualized GAAP return (loss) on average equity	10.73%	17.20%
	Annualized core return on average equity (excluding PAA)*	10.85%	11.05%
Balance Sheet	Book value per common share (3)	$10.03	$10.35
	Leverage at period-end (4)	5.9x	6.0x
	Economic leverage at period-end (5)	6.7x	6.4x
	Capital ratio at period-end (6)	12.6%	13.2%
Portfolio	Securities	$91,338,611	$88,478,689
	Loans	4,224,203	3,692,172
	Mortgage servicing rights	588,833	599,014
	Assets transferred or pledged to securitization vehicles	4,287,821	3,066,270
	Real estate, net	753,014	477,887
	Total residential and commercial investments	$101,192,482	$96,314,032
Key Statistics	Net interest margin (6)	1.49%	1.53%
	Net interest margin (excluding PAA) *(7)	1.50%	1.56%
	Average yield on interest earning assets (8)	3.21%	3.04%
	Average yield on interest earning assets (excluding PAA) *(8)	3.22%	3.07%
	Average cost of interest bearing liabilities (9)	2.08%	1.89%
	Net interest spread	1.13%	1.15%
	Net interest spread (excluding PAA) *	1.14%	1.18%
Efficiency	Operating expenses to core earnings (excluding PAA) *(10)	17.05%	16.66%
	Annualized operating expenses as a % of average assets (10)	0.26%	0.26%
	Annualized operating expenses as a % of average equity (10)	1.85%	1.84%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Portfolio-Related Data	Agency mortgage-backed securities	$89,290,128	$86,593,058	$88,579,097	$90,551,763	$85,889,131
	Credit risk transfer securities	688,521	563,796	628,942	651,764	582,938
	Non-agency mortgage-backed securities	1,173,467	1,006,785	1,066,343	1,097,294	1,227,235
	Commercial mortgage-backed securities	186,495	315,050	264,810	262,751	290,479
	Total securities	$91,338,611	$88,478,689	$90,539,192	$92,563,572	$87,989,783
	Residential mortgage loans	$1,217,139	$1,142,300	$974,577	$958,546	$755,064
	Commercial real estate debt and preferred equity	1,435,865	1,251,138	1,081,295	1,029,327	981,748
	Loans held for sale	42,325	42,458	–	–	–
	Corporate debt	1,528,874	1,256,276	1,152,745	1,011,275	856,110
	Total loans	$4,224,203	$3,692,172	$3,208,617	$2,999,148	$2,592,922
	Mortgage servicing rights	$588,833	$599,014	$596,378	$580,860	$570,218
	Residential mortgage loans	$765,876	$523,857	$561,108	$479,776	$140,855
	Commercial real estate debt	3,521,945	2,542,413	2,695,513	2,826,357	3,578,631
	Assets transferred or pledged to securitization vehicles	$4,287,821	$3,066,270	$3,256,621	$3,306,133	$3,719,486
	Real estate, net	$753,014	$477,887	$480,063	$485,953	$470,928
	Total residential and commercial investments	$101,192,482	$96,314,032	$98,080,871	$99,935,666	$95,343,337
	Total assets	$105,961,803	$98,832,997	$100,382,233	$101,760,050	$97,574,181
	Average TBA position	$11,842,426	$9,407,819	$12,050,341	$17,509,691	$19,291,834
Summary Portfolio Statistics	Residential Securities:					
	% Fixed-rate	92%	91%	91%	90%	89%
	% Adjustable-rate	8%	9%	9%	10%	11%
	Weighted average experienced CPR for the period	10.3%	10.1%	8.9%	9.8%	10.3%
	Weighted average projected long-term CPR at period-end	9.1%	9.1%	9.2%	10.4%	10.4%
	Net premium and discount balance in Residential Securities	$5,769,426	$5,896,755	$6,063,609	$6,024,347	$5,745,022
	Net premium and discount balance as % of stockholders' equity	38.59%	42.83%	43.51%	40.53%	40.60%

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

Financing Data

	For the quarters ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Repurchase agreements	$79,073,026	$75,760,655	$78,015,431	$77,696,343	$69,430,268
Other secured financing	4,108,547	3,760,487	3,830,075	3,837,528	3,713,256
Debt issued by securitization vehicles	3,799,542	2,728,692	2,904,873	2,971,771	3,357,929
Mortgages payable	511,588	309,878	309,794	309,686	311,886
Total debt	$87,492,703	$82,559,712	$85,060,173	$84,815,328	$76,813,339
Total liabilities	$91,005,947	$85,059,141	$86,439,298	$86,888,477	$83,418,963
Cumulative redeemable preferred stock	$1,778,168	$1,723,168	$1,723,168	$1,720,381	$1,720,381
Common equity[(1)]	13,171,826	12,045,422	12,214,096	13,145,092	12,428,377
Total Annaly stockholders' equity	14,949,994	13,768,590	13,937,264	14,865,473	14,148,758
Non-controlling interests	5,862	5,266	5,671	6,100	6,460
Total equity	$14,955,856	$13,773,856	$13,942,935	$14,871,573	$14,155,218

Key Capital and Hedging Metrics

	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Weighted average days to maturity of repurchase agreements	55	71	72	58	65
Weighted average rate on repurchase agreements, at period-end	2.32%	2.17%	1.83%	1.61%	1.38%
Weighted average rate on repurchase agreements, for the quarter[(2)]	2.25%	1.99%	1.64%	1.41%	1.34%
Leverage at period-end	5.9x	6.0x	6.1x	5.7x	5.4x
Economic leverage at period-end	6.7x	6.4x	6.5x	6.6x	6.9x
Capital ratio at period-end	12.6%	13.2%	13.1%	12.9%	12.3%
Book value per common share	$10.03	$10.35	$10.53	$11.34	$11.42
Total common shares outstanding	1,303,080	1,164,334	1,159,657	1,159,585	1,088,084
Hedge ratio[(3)]	96%	95%	94%	70%	67%
Weighted average pay rate on interest rate swaps, at period-end[(4)]	2.10%	2.08%	2.00%	2.22%	2.27%
Weighted average receive rate on interest rate swaps, at period-end[(4)]	2.33%	2.31%	2.13%	1.58%	1.35%
Weighted average net rate on interest rate swaps, at period-end[(4)]	(0.23%)	(0.23%)	(0.13%)	0.64%	0.92%

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Calculated using a 30/360 factor; applying a day count/360 factor results in an average repurchase agreement rate of 2.20% for the quarter ended September 30, 2018.
(3) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding; excludes mortgage servicing rights ("MSRs") and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.
(4) Excludes forward starting swaps. Forward starting swaps represented $8.1 billion of the notional balance as of December 31, 2017; there were no forward starting swaps for any other period.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement

	For the quarters ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Total interest income	$816,596	$776,806	$879,487	$745,423	$622,550
Total interest expense	500,973	442,692	367,421	318,711	268,937
Net interest income	$315,623	$334,114	$512,066	$426,712	$353,613
Total economic interest expense *(1)	$449,624	$411,217	$415,581	$392,668	$347,501
Economic net interest income *(1)	$366,972	$365,589	$463,906	$352,755	$275,049
Total interest income (excluding PAA) *	$819,982	$784,322	$761,092	$756,790	$662,449
Economic net interest income (excluding PAA) *(1)	$370,358	$373,105	$345,511	$364,122	$314,948
GAAP net income (loss)	$385,429	$595,887	$1,327,704	$746,771	$367,315
GAAP net income (loss) available (related) to common stockholders (2)	$353,903	$564,542	$1,294,034	$714,588	$337,192
GAAP net income (loss) per average common share (2)	$0.29	$0.49	$1.12	$0.62	$0.31
Core earnings (excluding PAA) *	$389,666	$382,813	$385,272	$386,951	$353,546
Core earnings (excluding PAA) available to common stockholders *(2)	$357,991	$351,436	$351,506	$354,617	$323,191
Core earnings (excluding PAA) per average common share *(2)	$0.30	$0.30	$0.30	$0.31	$0.30
Core earnings *	$386,280	$375,297	$503,667	$375,584	$313,647
Core earnings available to common stockholders *(2)	$354,605	$343,920	$469,901	$343,250	$283,292
Core earnings per average common share *(2)	$0.29	$0.30	$0.41	$0.30	$0.26
PAA cost (benefit)	$3,386	$7,516	($118,395)	$11,367	$39,899
PAA cost (benefit) per average common share (3)	$0.01	$–	($0.11)	$0.01	$0.04

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

(2) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred Stock as of September 30, 2017.

(3) See footnote 2 on page 20 within this document for an explanation of how the Company calculates PAA cost (benefit) per average common share.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

Key Earnings Metrics

	For the quarters ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared (1)	$397,163	$380,677	$381,663	$388,511	$348,479
Annualized GAAP return (loss) on average equity	10.73%	17.20%	36.86%	20.58%	10.98%
Annualized GAAP return (loss) on average equity per unit of economic leverage	1.60%	2.69%	5.67%	3.12%	1.59%
Annualized core return on average equity (excluding PAA) *	10.85%	11.05%	10.70%	10.67%	10.57%
Annualized core return on average equity per unit of economic leverage (excluding PAA) *	1.62%	1.73%	1.65%	1.62%	1.53%
Net interest margin	1.49%	1.53%	1.94%	1.47%	1.33%
Net interest margin (excluding PAA) *	1.50%	1.56%	1.52%	1.51%	1.47%
Average yield on interest earning assets	3.21%	3.04%	3.45%	2.97%	2.79%
Average yield on interest earning assets (excluding PAA) *	3.22%	3.07%	2.99%	3.02%	2.97%
Average cost of interest bearing liabilities (2)	2.08%	1.89%	1.90%	1.83%	1.82%
Net interest spread	1.13%	1.15%	1.55%	1.14%	0.97%
Net interest spread (excluding PAA) *	1.14%	1.18%	1.09%	1.19%	1.15%

* Represents a non-GAAP financial measure.

(1) The quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred Stock, which were cumulative and undeclared as of September 30, 2017.

(2) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

Net Interest Income

	For the quarters ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Interest income:					
Residential Securities	$680,037	$662,750	$779,588	$654,387	$540,436
Residential mortgage loans	21,184	18,868	15,505	10,750	8,509
Commercial investment portfolio	97,531	79,343	72,457	73,596	67,790
U.S. Treasury securities	160	—	—	—	—
Reverse repurchase agreements	17,684	15,845	11,937	6,690	5,815
Total interest income	$816,596	$776,806	$879,487	$745,423	$622,550
Economic interest expense:					
Repurchase agreements	$445,535	$400,475	$331,374	$283,909	$237,669
Net interest component of interest rate swaps (1)	(51,349)	(31,475)	48,160	73,957	78,564
Debt issued by securitization vehicles	29,391	18,201	15,652	17,405	16,072
Other	26,047	24,016	20,395	17,397	15,196
Total economic interest expense *	$449,624	$411,217	$415,581	$392,668	$347,501
Economic net interest income *	$366,972	$365,589	$463,906	$352,755	$275,049
PAA cost (benefit)	3,386	7,516	(118,395)	11,367	39,899
Economic net interest income (excluding PAA) *	$370,358	$373,105	$345,511	$364,122	$314,948

* Represents a non-GAAP financial measure.

(1) Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

7

GAAP Net Income to Core Earnings Reconciliation

Core Earnings Reconciliation

Unaudited, dollars in thousands	For the quarters ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
GAAP net income (loss)	$385,429	$595,887	$1,327,704	$746,771	$367,315
Net income (loss) attributable to noncontrolling interests	(149)	(32)	(96)	(151)	(232)
Net income (loss) attributable to Annaly	$385,578	$595,919	$1,327,800	$746,922	$367,547
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	(575)	–	(834)	160,075	–
Unrealized (gains) losses on interest rate swaps	(417,203)	(343,475)	(977,285)	(484,447)	(56,854)
Net (gains) losses on disposal of investments	324,294	66,117	(13,468)	(7,895)	11,552
Net (gains) losses on other derivatives	(94,827)	(34,189)	47,145	(121,334)	(154,208)
Net unrealized (gains) losses on instruments measured at fair value through earnings	39,944	48,376	51,593	12,115	67,492
Adjustments to exclude components of other (income) loss:					
Depreciation and amortization expense related to commercial real estate	9,278	–	–	–	–
Non-core (income) loss allocated to equity method investments (1)	(2,358)	–	–	–	–
Non-core other (income) loss (2)	44,525	–	–	–	–
Adjustments to exclude components of general and administrative expenses and income taxes:					
Transaction expenses and non-recurring items (3)	60,081	–	1,519	–	–
Income tax effect of non-core income (loss) items	886	–	–	–	–
Adjustments to add back components of realized and unrealized (gains) losses:					
TBA dollar roll income and CMBX coupon income (4)	56,570	62,491	88,353	89,479	94,326
MSR amortization (5)	(19,913)	(19,942)	(21,156)	(19,331)	(16,208)
Core earnings *	$386,280	$375,297	$503,667	$375,584	$313,647
Less:					
Premium amortization adjustment cost (benefit)	3,386	7,516	(118,395)	11,367	39,899
Core earnings (excluding PAA) *	$389,666	$382,813	$385,272	$386,951	$353,546

* Represents a non-GAAP financial measure.

(1) Beginning with the quarter ended September 30, 2018, the Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss).

(2) Represents the amount of consideration paid for the acquisition of MTGE Investment Corp. in excess of the fair value of net assets acquired. This amount is primarily attributable to a decline in portfolio valuation between the pricing and closing dates of the transaction and is consistent with changes in market values observed for similar assets over the same period.

(3) Represents costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans for the quarter ended September 30, 2018. Represents costs incurred in connection with a securitization of residential whole loans for the quarter ended March 31, 2018.

(4) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.2 million for the quarter ended September 30, 2018. There were no adjustments for CMBX coupon income prior to September 30, 2018.

(5) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Book Value Rollforward	Book value per common share, beginning of period	$10.35	$10.53	$11.34	$11.42	$11.19
	Net income (loss) available (related) to common stockholders (1)	0.29	0.49	1.12	0.62	0.32
	Other comprehensive income (loss) attributable to common stockholders	(0.32)	(0.37)	(1.63)	(0.42)	0.19
	Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
	Issuance of common stock / redemption of preferred stock	0.01	0.00	0.00	0.02	0.02
	Book value per common share, end of period	$10.03	$10.35	$10.53	$11.34	$11.42
Net Interest Margin	Prior quarter net interest margin	1.53%	1.94%	1.47%	1.33%	1.23%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.03%	0.08%	0.19%	0.13%	(0.12%)
	Net amortization of premiums	0.06%	(0.38%)	0.37%	0.10%	0.22%
	TBA dollar roll income and CMBX coupon income	(0.03%)	(0.09%)	0.01%	(0.04%)	0.01%
	Interest expense and net interest component of interest rate swaps	(0.10%)	(0.02%)	(0.10%)	(0.05%)	(0.01%)
	Current quarter net interest margin	1.49%	1.53%	1.94%	1.47%	1.33%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.56%	1.52%	1.51%	1.47%	1.53%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.03%	0.08%	0.19%	0.13%	(0.12%)
	Net amortization of premiums, excluding PAA	0.04%	0.07%	(0.09%)	0.00%	0.06%
	TBA dollar roll income and CMBX coupon income	(0.03%)	(0.09%)	0.01%	(0.04%)	0.01%
	Interest expense and net interest component of interest rate swaps	(0.10%)	(0.02%)	(0.10%)	(0.05%)	(0.01%)
	Current quarter net interest margin (excluding PAA) *	1.50%	1.56%	1.52%	1.51%	1.47%

* Represents a non-GAAP financial measure.

(1) For book value purposes, the quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

9

Quarter-Over-Quarter Changes in Key Metrics (cont'd)

Unaudited

Net Interest Spread

	For the quarters ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Prior quarter net interest spread	1.15%	1.55%	1.14%	0.97%	0.84%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.13%	0.00%	0.03%	0.02%	0.00%
Net amortization of premiums	0.04%	(0.41%)	0.45%	0.16%	0.21%
Average cost of interest bearing liabilities(1)	(0.19%)	0.01%	(0.07%)	(0.01%)	(0.08%)
Current quarter net interest spread	1.13%	1.15%	1.55%	1.14%	0.97%

Net Interest Spread (excluding PAA)*

	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Prior quarter net interest spread (excluding PAA) *	1.18%	1.09%	1.19%	1.15%	1.19%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.12%	0.00%	0.03%	0.02%	0.00%
Net amortization of premiums, excluding PAA	0.03%	0.08%	(0.06%)	0.03%	0.04%
Average cost of interest bearing liabilities(1)	(0.19%)	0.01%	(0.07%)	(0.01%)	(0.08%)
Current quarter net interest spread (excluding PAA) *	1.14%	1.18%	1.09%	1.19%	1.15%

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

10

Quarter-Over-Quarter Changes in Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
GAAP Return (Loss) on Average Equity	Prior quarter GAAP return (loss) on average equity	17.20%	36.86%	20.58%	10.98%	0.46%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(0.21%)	1.10%	0.83%	1.04%	0.24%
	Net amortization of premiums and accretion of discounts	0.53%	(3.10%)	3.05%	0.90%	1.35%
	Interest expense and net interest component of interest rate swaps	(0.65%)	(0.33%)	(0.49%)	(0.38%)	(0.58%)
	Realized (gains) losses on termination or maturity of interest rate swaps	0.02%	(0.02%)	4.43%	(4.41%)	0.00%
	Unrealized (gains) losses on interest rate swaps	1.70%	(17.22%)	13.78%	11.65%	7.32%
	Realized and unrealized (gains) losses on investments and other derivatives	(5.18%)	0.05%	(5.59%)	0.98%	2.36%
	Other[(1)]	(2.68%)	(0.14%)	0.27%	(0.18%)	(0.17%)
	Current quarter GAAP return (loss) on average equity	10.73%	17.20%	36.86%	20.58%	10.98%
Core Return on Average Equity (excluding PAA)*	Prior quarter core return on average equity (excluding PAA) *	11.05%	10.70%	10.67%	10.57%	10.54%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(0.21%)	1.10%	0.83%	1.04%	0.24%
	Net amortization of premiums (excluding PAA)	0.41%	0.41%	(0.56%)	0.02%	0.24%
	Interest expense and net interest component of interest rate swaps	(0.65%)	(0.33%)	(0.49%)	(0.38%)	(0.58%)
	TBA dollar roll income and CMBX coupon income	(0.23%)	(0.65%)	(0.01%)	(0.35%)	0.25%
	Other[(2)]	0.48%	(0.18%)	0.26%	(0.23%)	(0.12%)
	Current quarter core return on average equity (excluding PAA) *	10.85%	11.05%	10.70%	10.67%	10.57%

* Represents a non-GAAP financial measure.

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax).

11

Residential Investments and TBA Derivative Overview as of September 30, 2018

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)

Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years (1)	$4,690,400	5.7%	3.22%	102.4%	98.9%	9.1%	$4,640,410
20 years	4,200,080	5.1%	3.46%	104.4%	99.9%	10.4%	4,195,826
>=30 years (2)	73,243,499	89.2%	3.91%	105.6%	101.0%	9.0%	74,000,219
Total/Weighted Avg.	$82,133,979	100.0%	3.85%	105.4%	100.8%	9.1%	$82,836,455

TBA Purchase Contracts

Type	Notional Value	% (4)	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$2,252,294	13.9%	3.00%	$2,230,059	$2,224,000
30-year	13,956,866	86.1%	4.12%	14,074,499	14,029,193
Total/Weighted Avg.	$16,209,160	100.0%	3.96%	$16,304,558	$16,253,193

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$4,237,962	77.8%	3.15%	105.4%	102.9%	29.2%	$4,361,143
25 - 40 months	326,930	6.0%	2.81%	104.3%	100.4%	22.5%	328,374
41 - 60 months	176,526	3.2%	2.77%	102.7%	99.2%	18.3%	175,202
61 - 90 months	708,693	13.0%	3.01%	103.4%	98.9%	13.1%	701,187
Total/Weighted Avg.	$5,450,111	100.0%	3.10%	105.0%	102.1%	26.4%	$5,565,906

(1) Includes Agency-backed multifamily securities with an estimated fair value of $1.2 billion.
(2) Includes fixed-rate collateralized mortgage obligations of $11.5 million.
(3) Weighted by current face value.
(4) Weighted by notional value.

12

Residential Investments & TBA Derivative Overview as of September 30, 2018 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations

Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$2,470,749	39.5%	3.33%	14.0%	12.0%	8.6%	$296,979
Inverse Interest-only	3,778,136	60.5%	3.92%	23.3%	15.6%	12.5%	590,788
Total/Weighted Avg.	$6,248,885	100.0%	3.69%	19.6%	14.2%	11.0%	$887,767

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$44,523,187	3.82%	0.24%	30.1	$588,833

Residential Credit Portfolio

Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$651,360	17.9%	5.54%	102.9%	105.7%	$688,521
Alt-A	239,990	5.6%	4.58%	84.8%	90.0%	216,064
Prime	386,193	9.8%	4.60%	94.0%	97.8%	377,630
Subprime	449,425	11.1%	3.08%	85.3%	95.4%	428,686
NPL/RPL	3,431	0.1%	5.00%	98.9%	100.2%	3,439
Prime Jumbo	137,953	3.4%	3.63%	97.1%	94.2%	129,968
Prime Jumbo Interest-only	884,325	0.5%	0.45%	1.5%	2.0%	17,680
Residential Mortgage Loans	1,976,077	51.6%	4.74%	101.4%	100.5%	1,983,015
Total/Weighted Avg.	$4,728,754	100.0%	3.84%			$3,845,003

(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

13

Residential Credit Investments Detail as of September 30, 2018 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$658,691	$–	$658,691	5.46%	1.16%	0.25%	9.33%
Private Label Credit Risk Transfer	29,830	–	29,830	7.49%	1.17%	0.52%	12.12%
Alt-A	216,064	152,656	63,408	4.58%	10.47%	11.20%	12.84%
Prime	377,630	189,938	187,692	4.60%	9.32%	7.86%	12.36%
Subprime	428,686	156,671	272,015	3.08%	10.47%	18.40%	6.23%
Non-Performing Loan Securitizations	3,439	–	3,439	5.00%	55.49%	54.68%	14.76%
Prime Jumbo (>=2010 Vintage)	129,968	95,393	34,575	3.63%	13.62%	0.02%	6.48%
Prime Jumbo (>=2010 Vintage) Interest-only	17,680	17,680	–	0.45%	0.00%	0.24%	7.87%
Total	**$1,861,988**	**$612,338**	**$1,249,650**	**4.70%**	**7.30%**	**7.80%**	**13.23%**

Product	Estimated Fair Value	Bond Coupon			
		ARM	Fixed	Floater	Interest Only
Agency Credit Risk Transfer	$658,691	$–	$–	$658,691	$–
Private Label Credit Risk Transfer	29,830	–	–	29,830	–
Alt-A	216,064	64,558	100,264	51,242	–
Prime	377,630	177,834	172,384	27,412	–
Subprime	428,686	–	59,903	368,783	–
Non-Performing Loan Securitizations	3,439	–	3,439	–	–
Prime Jumbo (>=2010 Vintage)	129,968	–	129,968	–	–
Prime Jumbo (>=2010 Vintage) Interest-only	17,680	–	–	–	17,680
Total	**$1,861,988**	**$242,392**	**$465,958**	**$1,135,958**	**$17,680**

(1) Excludes residential mortgage loans.

14

Commercial Real Estate Overview as of September 30, 2018

Unaudited, dollars in thousands

	GAAP					Non-GAAP	
Mortgage Debt & Preferred Equity Investments	**Number of Investments**	**Book Values [1]**	**% of Portfolio**	**Weighted Avg LTV [2][3]**	**Weighted Avg Life (years) [4]**	**Economic Interest[5]**	**Levered Return[6]**
First Mortgages	23	$1,084,167	18.2%	67.6%	3.7	$362,677	10.1%
Mezzanine Loan Investments	18	342,700	5.8%	74.5%	3.1	320,829	9.8%
Preferred Equity Investments	1	8,998	0.2%	94.0%	0.2	8,998	11.2%
Commercial Real Estate Debt and Preferred Equity, Held for Investment	**42**	**$1,435,865**	**24.2%**	**68.8%**	**3.5**	**$692,504**	**10.0%**
Loans Held for Sale, Net	**1**	**$42,325**	**0.7%**	**24.0%**	**4.7**	**$21,141**	**9.6%**
Securitized Whole Loans	82	$3,521,945	59.2%	60.1%	3.4	$72,489	27.4%
AAA CMBS	5	110,640	1.9%	27.7%	1.0	15,639	9.9%
Credit CMBS	7	75,855	1.3%	49.8%	6.0	30,232	13.0%
Total Commercial Real Estate Debt Investments, at fair value	**94**	**$3,708,440**	**62.4%**	**58.9%**	**3.4**	**$118,360**	**21.4%**
Total Debt Portfolio	**137**	**$5,186,630**	**87.3%**	**61.9%**	**3.4**	**$832,005**	**11.6%**

Equity Investments	**Number of Properties**	**Book Value**	**% of Portfolio**	**Economic Interest[5]**	**Levered Return[7]**
Real Estate Held for Investment	56	$660,084	11.1%	$223,477	10.8%
Investment in Unconsolidated Joint Ventures[8]	27	92,930	1.6%	129,645	9.0%
Total Equity Investments	**83**	**$753,014**	**12.7%**	**$353,122**	**10.2%**
Total	**220**	**$5,939,644**	**100.0%**	**$1,185,127**	**11.2%**

Derivatives	**Net Notional**	**Range of Ratings**	**Implied Market Value**	**Weighted Average Coupon**
CMBX [9]	$396,000	AAA to BBB-	$396,000	1.2%

(1) Commercial real estate debt and preferred equity, held for investment book values are net of unamortized net origination fees.
(2) Total weighted based on carry value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised for the commercial real estate debt and preferred equity, held for investment portfolio.
(5) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments is adjusted to exclude depreciation and amortization.
(6) Levered Return represents the current coupon plus accretion and amortization of origination fees and premium/discount and funding costs over investment economic interest.
(7) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated on a one month lag.
(8) Includes investment in unconsolidated debt fund of $24.9 million and investment in Community Investment Impact Fund of $20.3 million.
(9) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives.

15

Middle Market Lending Overview as of September 30, 2018

Unaudited, dollars in thousands

Industry Dispersion			
Industry	Fixed Rate	Floating	Total
Aircraft and Parts	$—	$41,344	$41,344
Coating, Engraving and Allied Services	—	58,850	58,850
Computer Programming, Data Processing & Other Computer Related Services	—	212,969	212,969
Drugs	—	38,735	38,735
Electric Work	—	43,266	43,266
Electronic Components & Accessories	—	24,029	24,029
Engineering, Architectural, and Surveying	—	80,741	80,741
Groceries and Related Products	—	14,725	14,725
Grocery Stores	—	23,461	23,461
Insurance Agents, Brokers and Services	—	49,211	49,211
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	—	14,855	14,855
Management and Public Relations Services	—	240,740	240,740
Medical and Dental Laboratories	—	26,876	26,876
Metal Cans & Shipping Containers	—	118,006	118,006
Miscellaneous Business Services	—	19,650	19,650
Miscellaneous Equipment Rental and Leasing	—	49,433	49,433
Miscellaneous Health and Allied Services, not elsewhere classified	—	54,189	54,189
Miscellaneous Plastic Products	—	9,963	9,963
Motor Vehicles and Motor Vehicle Equipment	—	16,937	16,937
Motor Vehicles and Motor Vehicle Parts and Supplies	—	27,979	27,979
Nonferrous Foundries (Castings)	—	12,953	12,953
Offices and Clinics of Doctors of Medicine	—	97,760	97,760
Offices and Clinics of Other Health Practitioners	—	21,122	21,122
Public Warehousing and Storage	—	61,912	61,912
Research, Development and Testing Services	—	33,334	33,334
Schools and Educational Services, not elsewhere classified	—	19,794	19,794
Services Allied with the Exchange of Securities	—	14,895	14,895
Surgical, Medical, and Dental Instruments and Supplies	—	39,806	39,806
Telephone Communications	—	61,339	61,339
Total	$—	$1,528,874	$1,528,874

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$320,283	20.9%
$20 - $40 million	276,593	18.1%
$40 - $60 million	389,498	25.5%
Greater than $60 million	542,500	35.5%
Total	$1,528,874	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$—	—%
One to three years	99,249	6.5%
Three to five years	335,347	21.9%
Greater than five years	1,094,278	71.6%
Total	$1,528,874	100.0%

Lien Position	Amount	Percentage
First lien loans	$888,860	58.1%
Second lien loans	640,014	41.9%
Total	$1,528,874	100.0%

16

Hedging and Liabilities as of September 30, 2018

Unaudited, dollars in thousands

Interest Rate Swaps (1)				
	Current	Weighted Avg.	Weighted Avg.	Weighted Avg.
Maturity	Notional	Pay Rate	Receive Rate	Years to Maturity
0 to 3 years	$34,361,800	1.76%	2.36%	1.38
>3 to 6 years	16,854,750	2.25%	2.34%	4.44
> 6 to 10 years	15,746,900	2.48%	2.26%	8.62
Greater than 10 years	4,151,400	3.60%	2.27%	17.13
Total / Weighted Avg.	**$71,114,850**	**2.10%**	**2.33%**	**4.34**

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity(2)
U.S. Treasury Futures - 2 year	—	(1,166,000)	2.00
U.S. Treasury Futures - 5 year	—	(6,359,400)	4.41
U.S. Treasury Futures - 10 year & Greater	—	(12,346,600)	7.18
Total	**$—**	**$(19,872,000)**	**5.99**

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted Avg. Underlying Pay Rate	Weighted Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$4,500,000	3.18%	3M LIBOR	10.21	5.09

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$36,575,521	2.23%
30 to 59 days	7,321,938	2.26%
60 to 89 days	17,423,359	2.38%
90 to 119 days	6,518,313	2.20%
Over 120 days(3)	15,342,442	2.52%
Total / Weighted Avg.	**$83,181,573**	**2.31%**

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity (4)
Repurchase agreements	$79,073,026	2.32%	2.25%	55
Other secured financing	4,108,547	2.66%	2.73%	845
Debt issued by securitization vehicles	3,773,740	3.24%	3.26%	2,983
Mortgages payable	517,503	4.03%	4.44%	4,863
Total indebtedness	**$87,472,816**			

(1) There were no forward-starting interest rate swaps at September 30, 2018.
(2) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(3) Approximately 5% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(4) Determined based on estimated weighted average lives of the underlying debt instruments.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2018 and June 30, 2018
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity (1)

	As of September 30, 2018		As of June 30, 2018	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.5%	3.3%	0.2%	1.8%
(50)	0.4%	3.0%	0.3%	2.0%
(25)	0.3%	1.8%	0.2%	1.3%
25	(0.3%)	(2.4%)	(0.3%)	(1.9%)
50	(0.7%)	(5.3%)	(0.6%)	(4.2%)
75	(1.2%)	(8.6%)	(0.9%)	(7.0%)

MBS Spread Sensitivity (1)

	As of September 30, 2018		As of June 30, 2018	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.6%	11.5%	1.5%	11.5%
(15)	1.0%	6.9%	0.9%	6.8%
(5)	0.3%	2.3%	0.3%	2.3%
5	(0.3%)	(2.3%)	(0.3%)	(2.3%)
15	(0.9%)	(6.8%)	(0.9%)	(6.7%)
25	(1.6%)	(11.3%)	(1.5%)	(11.2%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates.
(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.
(3) Net asset value ("NAV") represents book value of common equity.

18

Appendix

Endnotes for Page 2 * Represents a non-GAAP financial measure. In connection with the Company's continued growth and diversification, including the recent acquisition of MTGE Investment Corp., the Company has updated its calculation of core earnings and related metrics to reflect changes to its portfolio composition and operations. Beginning with the results for the quarter ended September 30, 2018, core earnings has been refreshed to include coupon income (expense) on CMBX positions (reported in Net gains (losses) on other derivatives) and to exclude depreciation and amortization expense on real estate and related intangibles (reported in Other income (loss)), non-core income (loss) allocated to equity method investments (reported in Other income (loss)) and the income tax effect of non- core income (loss) (reported in Income taxes). Prior period results will not be adjusted to conform to the revised calculation as the impact in each of those periods is not material. The Company calculates "core earnings", a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core (income) loss items). Core earnings (excluding PAA) excludes the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. (1) Net of dividends on preferred stock. (2) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding. (3) Book value per common share includes shares of the Company's common stock that were pending issuance to shareholders of MTGE Investment Corp. ("MTGE") at September 30, 2018 in connection with the Company's acquisition of MTGE. (4) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company. (5) Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure. (6) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of securitized debt of consolidated VIEs). (7) Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. Net interest margin (excluding PAA) excludes the premium amortization adjustment (“PAA”) representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. (8) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (9) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company’s hedging portfolio, this metric reflects the net interest component of all interest rate swaps. (10) Excludes costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans for the quarter ended September 30, 2018. Excludes costs incurred in connection with a securitization of residential whole loans for the quarter ended March 31, 2018. 20

Non-GAAP Reconciliations

Unaudited, dollars in thousands

* To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided below and on the next page. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, is provided on page 8 of this financial summary.

	For the quarters ended,				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Premium Amortization Reconciliation					
Premium amortization expense	$187,537	$202,426	$95,832	$203,951	$220,636
Less:					
PAA cost (benefit)	3,386	7,516	(118,395)	11,367	39,899
Premium amortization expense (excluding PAA)	$184,151	$194,910	$214,227	$192,584	$180,737
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$816,596	$776,806	$879,487	$745,423	$622,550
PAA cost (benefit)	3,386	7,516	(118,395)	11,367	39,899
Interest Income (excluding PAA) *	$819,982	$784,322	$761,092	$756,790	$662,449
Economic Interest Expense Reconciliation					
GAAP interest expense	$500,973	$442,692	$367,421	$318,711	$268,937
Add:					
Net interest component of interest rate swaps (1)	(51,349)	(31,475)	48,160	73,957	78,564
Economic interest expense *(1)	$449,624	$411,217	$415,581	$392,668	$347,501
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$819,982	$784,322	$761,092	$756,790	$662,449
Less:					
Economic interest expense *(1)	449,624	411,217	415,581	392,668	347,501
Economic net interest income (excluding PAA) *(1)	$370,358	$373,105	$345,511	$364,122	$314,948

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

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Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

	For the quarters ended,				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Economic Metrics (excluding PAA)					
Average interest earning assets	$101,704,957	$102,193,435	$101,979,042	$100,247,589	$89,253,094
Interest income (excluding PAA) *	$819,982	$784,322	$761,092	$756,790	$662,449
Average yield on interest earning assets (excluding PAA) *	3.22%	3.07%	2.99%	3.02%	2.97%
Average interest bearing liabilities	$86,638,082	$87,103,807	$87,376,452	$85,992,215	$76,382,315
Economic interest expense *	449,624	411,217	415,581	392,668	347,501
Average cost of interest bearing liabilities[1]	2.08%	1.89%	1.90%	1.83%	1.82%
Economic net interest income (excluding PAA)*[1]	$370,358	$373,105	$345,511	$364,122	$314,948
Net interest spread (excluding PAA) *	1.14%	1.18%	1.09%	1.19%	1.15%
Interest income (excluding PAA) *	$819,982	$784,322	$761,092	$756,790	$662,449
TBA dollar roll income and CMBX coupon income [2]	56,570	62,491	88,353	89,479	94,326
Interest expense	(500,973)	(442,692)	(367,421)	(318,711)	(268,937)
Net interest component of interest rate swaps	51,349	31,475	(48,160)	(82,271)	(88,211)
Subtotal	$426,928	$435,596	$433,864	$445,287	$399,627
Average interest earning assets	$101,704,957	$102,193,435	$101,979,042	$100,247,589	$89,253,094
Average TBA contract and CMBX balances [2]	12,216,863	9,407,819	12,050,341	17,509,691	19,291,834
Subtotal	$113,921,820	$111,601,254	$114,029,383	$117,757,280	$108,544,928
Net interest margin (excluding PAA) *	1.50%	1.56%	1.52%	1.51%	1.47%

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

(2) CMBX coupon income and average CMBX balances have only been applied to the quarter ended September 30, 2018. The impact to net interest margin (excluding PAA) in prior periods was immaterial.

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